Exhibit 32.1
CERTIFICATION PURSUANT
TO
SECTION 906 FO THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Annual Report on Form 10-KSB of SafeStitch Medical, Inc. for the fiscal year ended December 31, 2007 (the “Report”), the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SafeStitch Medical, Inc.

By:	/s/ Jeffrey g. Spragens
Jeffrey G. Spragens
Chief Executive Officer (Principal Executive Officer) March 26, 2008

     The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes—Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of SafeStitch Medical, Inc. or the certifying officers